August 19, 2011

DREYFUS SELECT MANAGERS SMALL CAP Growth  FUND

Supplement to Prospectus
dated June 30, 2010

The following information supplements and supersedes any contrary information contained in the sections of the fund's prospectus entitled "Fund Summary – Portfolio Management" and "Fund Details – Goal and Approach" and " – Management – Subadvisers":

The fund's board has approved Nicholas Investment Partners, L.P. (Nicholas Investment Partners) and King Investment Advisors, Inc. (King Investment Advisors) as additional subadvisers to the fund, effective July 29, 2011 (the Effective Date).

As of the Effective Date, the fund's assets will be allocated among five subadvisers – Riverbridge Partners, LLC (Riverbridge), Geneva Capital Management Ltd. (Geneva), Cupps Capital Management, LLC (Cupps), Nicholas Investment Partners, and King Investment Advisors.  The target percentage of the fund's assets to be allocated over time to the subadvisers is approximately 30% to Riverbridge, 25% to Geneva, 25% to Nicholas Investment Partners, 10% to Cupps, and 10% to King Investment Advisors.  The target percentage of the fund's assets to be allocated to Nicholas Investment Partners and King Investment Advisors, and the reduction to the target percentage of the fund's assets currently allocated to the other subadvisers, will occur over time.  Subject to board approval, the fund may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval.  The percentage of the fund's assets allocated to a subadviser may be adjusted by up to 20% of the fund's assets without the approval of the fund's board.

Nicholas Investment Partners uses a bottom-up approach to security selection, combining rigorous fundamental analysis with the discipline and objectivity of quantitative analytics.  Nicholas Investment Partners seeks to identify companies demonstrating a combination of the following:  1) Positive Change:  Companies exhibiting growth that manage change advantageously and are poised to exceed expectations.  Sources of positive change may include a new product, competitive advantage, industry dynamics, regulatory change or management change; 2) Sustainability:  Positive change must also be sustainable and supported by the company's long-term earnings potential, financial strength and quality of management; and 3) Timeliness:  The timeliness of investment is confirmed by evaluating the stock's relative price strength, liquidity, institutional sponsorship, market sentiment and economic factors impacting the company.  Nicholas Investment Partners typically sells a stock that no longer meets the investment criteria of positive change, sustainability or timeliness, which Nicholas Investment Partners confirms through additional research, if the stock appreciates beyond the fund's concentration or capitalization limits, or Nicholas Investment Partners determines that a better investment opportunity exists.

King Investment Advisors adheres to an investment discipline called the Business Valuation Approach.  Specifically, King Investment Advisors seeks to identify stocks that are trading at a discount to their private-market value, reduced price to earnings growth, or at the lower end of their valuation range.  King Investment Advisors looks for stocks that have potential catalysts that should spur appreciation.  This could include companies with a clear commitment to enhancing shareholder value, companies undergoing restructuring, asset sales or stock buybacks, or companies that are a potential acquisition target.  King Investment Advisors employs a bottom-up approach to stock selection.  The sell discipline is driven by fundamentals, but poor relative performance may cause a stock to be considered a candidate for sale.  King Investment Advisors typically sells a stock when price objectives are met, fundamentals change, and/or more attractive opportunities are found.

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Nicholas Investment Partners, 6451 El Sicomoro, Rancho Santa Fe, California 92067, is an employee owned limited partnership formed under Delaware law in March 2006.  As of April 30, 2011, Nicholas Investment Partners had approximately $540 million in assets under management.  Catherine C. Nicholas is responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Nicholas Investment Partners.  Ms. Nicholas is a managing partner, chief investment officer and co-founder of Nicholas Investment Partners.

King Investment Advisors, 1980 Post Oak Boulevard, Suite 2400, Houston, Texas 77056-3898, is a privately owned corporation founded January 1, 1981.  King Investment Advisors is 100% employee owned.  As of April 30, 2011, King Investment Advisors had approximately $525 million in assets under management.  Roger E. King, CFA, Pat H. Swanson, CFA, and Leah R. Bennett, CFA, are responsible for the day-to-day management of the portion of the fund's portfolio that is managed by King Investment Advisors.  Messrs. King and Swanson and Ms. Bennett are principals and portfolio managers at King Investment Advisors.  Mr. King, co-founder of King Investment Advisors, has served as president of King Investment Advisors since 1986.  Mr. Swanson is managing director and chief compliance officer of King Investment Advisors, which he joined in 1993.  Ms. Bennett is managing director and chief investment officer of King Investment Advisors, which she joined in 1995.

August 19, 2011

DREYFUS SELECT MANAGERS SMALL CAP VALUE FUND

Supplement to Prospectus
dated April 1, 2011

The following information supplements and supersedes any contrary information contained in the sections of the fund's prospectus entitled "Fund Summary – Portfolio Management" and "Fund Details – Goal and Approach" and " – Management – Subadvisers":

The fund's board has approved Iridian Asset Management LLC (Iridian) as an additional subadviser to the fund, effective July 29, 2011 (the Effective Date), replacing Riverbridge Partners, LLC (Riverbridge).

As of the Effective Date, the fund's assets will be allocated among five subadvisers – Neuberger Berman Management LLC (Neuberger Berman), Lombardia Capital Partners, LLC (Lombardia), Walthausen & Co., LLC (Walthausen), Thompson, Siegel & Walmsley, LLC (TS&W), and Iridian.  The target percentage of the fund's assets to be allocated over time to the subadvisers is approximately 25% to Neuberger Berman, 25% to Lombardia, 20% to Walthausen, 20% to Iridian, and 10% to TS&W.  As of the Effective Date, the sub-investment advisory agreement between The Dreyfus Corporation and Riverbridge was terminated and Iridian assumed responsibility for managing the fund's assets allocated to Riverbridge (less than 10% of the fund's assets).  The remaining target percentage of the fund's assets to be allocated to Iridian, as well as the increase to the target percentage of the fund's assets currently allocated to Neuberger Berman and Lombardia and the reduction to the target percentage of the fund's assets currently allocated to Walthausen and TS&W, will occur over time.  Subject to board approval, the fund may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval.  The percentage of the fund's assets allocated to a subadviser may be adjusted by up to 20% of the fund's assets without the approval of the fund's board.

Iridian uses a bottom-up and value-based approach that is driven by fundamental research.  Iridian seeks to identify companies that are conservatively financed, generate positive free cash flow and have the ability to earn acceptable returns on capital over full business cycles.  Iridian first establishes an investment premise.  Research begins on a company when an investment premise or event indicates that a company is out of favor due to a temporary issue (e.g., excess inventory, work stoppage, etc.), or if a company is underfollowed as a result of a spin-off or corporate reorganization.  Iridian then establishes an economic valuation.  The valuation process emphasizes free cash flow generation and asset values, with particular attention to financial leverage including hidden assets and liabilities, as well as capital expenditures and working capital requirements of the business.  Iridian typically sells a stock if the stock's target price range is achieved, if there is a fundamental deterioration of the factors considered during the stock's selection process, or if a more favorable investment opportunity exists in a similar company that offers a more compelling valuation or superior quality characteristics.

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Iridian, 276 Post Road West, Westport, Connecticut 06880-4704, is a Delaware limited liability company founded in 1996.  Iridian is owned by entities owned or controlled by David L. Cohen and Harold J. Levy, the founders of the firm.  As of April 30, 2011, Iridian had approximately $9.1 billion in assets under management.  Jordan D. Alexander, CFA, and Stephen A. Friscia, Jr., CFA, are responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Iridian.  Messrs. Alexander and Friscia are both managing directors of Iridian, which they joined in December 2009.  Previously, they served as portfolio managers of small-cap portfolios from 2008 to 2009 at MacKay Shields, from 2006 to 2008 at Bear Stearns Asset Management, and from 2003 to 2006 at BKF Asset Management (formerly John A. Levin & Co.).